Exhibit 10.3

FIRST Amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 4th day of March, 2019 by and among (a) SILICON VALLEY BANK (“Bank”) and (b) (i) XOMA CORPORATION, a Delaware corporation (“XOMA”), (ii) XOMA (US) LLC, a Delaware limited liability company (“XOMA US”), and (iii) XOMA TECHNOLOGY LTD., a Bermuda exempted company (“Bermuda Borrower”; together with XOMA and XOMA US, individually and collectively, jointly and severally, the “Borrower”), whose address is 2200 Powell Street, Suite 310, Emeryville, California 94608.

Recitals

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 7, 2018 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to (i) extend the Draw Period End Date and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.3 (Fees).  Section 2.3 is hereby amended by (i) deleting “and” appearing at the end of subsection (c), (ii) deleting “.” appearing at the end of subsection (d) and replacing it with “; and”, and (iii) inserting the following to appear as subsection (e) thereof:

“(e)Modification Fee.  A fully earned, non-refundable modification fee of Twenty-Three Thousand Seven Hundred Fifty Dollars ($23,750.00) (the “Modification Fee”).  The Modification Fee shall be fully earned as of the First Amendment Effective Date and is due and payable on the earliest to occur of (i) the Term Loan Maturity Date, (ii) the payment in full of the Term Loan Advances, (iii) the occurrence of an Event of Default, and (iv) the termination of this Agreement.”

2.2Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

““Draw Period End Date” is March 31, 2020.”

““Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, the Final Payment, the Prepayment Premium, the Unused Term Loan Fee, the Modification Fee, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents (other than the Warrant), or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrant).

““Warrant” is, collectively, (a) that certain warrant to purchase stock dated as of May 7, 2018 by and between XOMA and Bank, and (b) that certain warrant to purchase stock dated as of the First Amendment Effective Date by and between XOMA and Bank, in each case, as may be amended, modified, supplemented and/or restated from time to time.”

2.3Section 13 (Definitions).  The following new defined terms are hereby inserted alphabetically in Section 13.1:

““First Amendment Effective Date” is March 4, 2019.”

““Modification Fee” is defined in Section 2.3(e).”

2.4Section 13 (Definitions).  The following term and its definition set forth in Section 13.1 is deleted in its entirety:

““Milestone Event” means delivery by Borrower to Bank of evidence satisfactory to Bank, in Bank’s sole but reasonable discretion, after the Effective Date, but on or prior to March 31, 2019, that Borrower has received at least Twenty Million Dollars ($20,000,000.00) in unrestricted and unencumbered gross cash proceeds from milestone/licensing payments for the period commencing on the Effective Date and ending on or prior to March 31, 2019.”

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Intellectual Property Security Agreements.  XOMA hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of May 7, 2018 between XOMA and Bank (the “XOMA IPSA”), and acknowledges, confirms and agrees that the XOMA IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the XOMA IPSA, and (b) shall remain in full force and effect.  XOMA US hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of May 7, 2018 between XOMA US and Bank (the “XOMA US IPSA”), and acknowledges, confirms and agrees that the XOMA US IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the XOMA US IPSA, and (b) shall remain in full force and effect.  Bermuda Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of May 7, 2018 between Bermuda Borrower and Bank (the “Bermuda Borrower IPSA”), and acknowledges, confirms and agrees that the Bermuda Borrower IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Bermuda Borrower IPSA, and (b) shall remain in full force and effect.

6.Ratification of Perfection Certificates.  XOMA hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of XOMA dated as of May 7, 2018, as amended as set forth on Schedule 1 attached hereto (the “XOMA Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information XOMA provided to Bank in the XOMA Perfection Certificate have not changed, as of the date hereof.   XOMA US hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of XOMA US dated as of May 7, 2018, as amended as set forth on Schedule 2 attached hereto (the “XOMA US Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information XOMA US provided to Bank in the XOMA US Perfection Certificate have not changed, as of the date hereof.  Bermuda Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Bermuda Borrower dated as of May 7, 2018, as amended as set forth on Schedule 3 attached hereto (the “Bermuda Borrower Perfection Certificate” and collectively with the XOMA Perfection Certificate and the XOMA US Perfection Certificate, the “Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Bermuda Borrower provided to Bank in the Bermuda Borrower Perfection Certificate have not changed, as of the date hereof.  Borrower hereby agrees that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to the Perfection Certificate, as defined herein.

7.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/ PETER SLETTELAND Name: Peter Sletteland Title: Vice President	XOMA CORPORATION By: /s/ TOM BURNS Name: Tom Burns Title: Chief Financial Officer

XOMA (US) LLC By: /s/ TOM BURNS Name: Tom Burns Title: Chief Financial Officer

XOMA TECHNOLOGY LTD. By: /s/ TOM BURNS Name: Tom Burns Title: Chief Financial Officer

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in the XOMA Perfection Certificate is true, complete and correct.

XOMA CORPORATION

By:       /s/ TOM BURNS

Name: Tom Burns

Title:    Chief Financial Officer

Email:  burns@xoma.com

Phone:  510-204-7276

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in the XOMA US Perfection Certificate is true, complete and correct.

XOMA (US) LLC

By:       /s/ TOM BURNS

Name: Tom Burns

Title:    Chief Financial Officer

Email:  burns@xoma.com

Phone:  510-204-7276

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in the Bermuda Borrower Perfection Certificate is true, complete and correct.

XOMA TECHNOLOGY LTD.

By:       /s/ TOM BURNS

Name: Tom Burns

Title:    Chief Financial Officer

Email:  burns@xoma.com

Phone:  510-204-7276

Schedule 1

Amendments to XOMA Perfection Certificate

1.	The XOMA Perfection Certificate is amended by inserting the following text to appear as new Section 15 thereof, immediately following Section 14 thereof:

“15.BENEFICIAL OWNERSHIP INFORMATION

a.Is the Company any of the following:

(i)

  a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;
(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or
(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes ☒  No☐

If yes, no further information is required for Sections 15(b), 15(c) or 15(d) below.  If no, continue to Section 15(b).

b.Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes ☐  No☐

If yes, skip to Section 15(d) below.  If no, continue to Section 15(c).

c.Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes ☐  No☐

If yes, complete the following information.  If no, continue to Section 15(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions.  If appropriate, an individual listed in Section 15(c) above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1

Schedule 2

Amendments to XOMA US Perfection Certificate

2.	The XOMA US Perfection Certificate is amended by inserting the following text to appear as new Section 14 thereof, immediately following Section 13 thereof:

“15.BENEFICIAL OWNERSHIP INFORMATION

a.Is the Company any of the following:

(v)

  a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(vi)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;
(vii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or
(viii)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes ☐  No☒

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below.  If no, continue to Section 14(b).

b.Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes ☐  No☒

If yes, skip to Section 14(d) below.  If no, continue to Section 14(c).

c.Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes ☐  No☒

If yes, complete the following information.  If no, continue to Section 14(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions.  If appropriate, an individual listed in Section 14(c) above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1	Thomas Burns	6/19/1973	384 Riviera Dr., San Rafael, CA 94901

Schedule 3

Amendments to Bermuda Borrower Perfection Certificate

3.	The Bermuda Borrower Perfection Certificate is amended by inserting the following text to appear as new Section 14 thereof, immediately following Section 13 thereof:

“15.BENEFICIAL OWNERSHIP INFORMATION

a.Is the Company any of the following:

(ix)

  a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(x)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;
(xi)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or
(xii)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes ☐  No☒

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below.  If no, continue to Section 14(b).

b.Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes ☐  No☒

If yes, skip to Section 14(d) below.  If no, continue to Section 14(c).

c.Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes ☐  No☒

If yes, complete the following information.  If no, continue to Section 14(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions.  If appropriate, an individual listed in Section 14(c) above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1	Thomas Burns	6/19/1973	384 Riviera Dr., San Rafael, CA 94901